as of October 19, 1998

Windswept Environmental Group, Inc.
Trade-Winds Environmental Restoration, Inc.
North Atlantic Laboratories, Inc.
New York Testing Laboratories, Inc.
100 Sweeneydale Avenue
Bay Shore, New York 11706

     Re: Loan and Security Agreement dated as of June 1, 1998 (the "Loan Agreement")

Gentlemen:

     This is to confirm our approval of your request for an increase to $2,500,000.00 of the maximum amount of the revolving credit facility provided for in the Loan Agreement. Accordingly we have agreed to modify section 2.1(A) of the Loan Agreement to read as follows:

          2.1 Revolving Advances; Advance Limit. (A) Upon the request of Borrower, made at any time or from time to time during the Term and so long as no Event of Default has occurred and is continuing, BACC may, in its sole and absolute discretion, make Advances in an amount up to eighty percent (80%) of the aggregate outstanding amount of Eligible Accounts; provided, however, that in no event shall the aggregate amount of the outstanding Advances be greater than, at any time, the amount of Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00) (the Advance Limit);

     In consideration of our agreeing to so increase the maximum amount of the revolving credit facility, you shall pay to us a facility fee of $6,500.00.

     Our approval shall not constitute a waiver of any Events of Default, if any so exist, or any future violation of any provisions of the Loan Agreement or any other Loan Documents.

     By your execution hereof Borrower agrees to pay all costs and expenses, including reasonable attorneys fees and disbursements, incurred by BACC in connection with the preparation of this letter agreement and the other documents created in connection herewith. Capitalized terms not defined herein but defined in the Loan Agreement shall have the same meaning ascribed to such terms in the Loan Agreement. Your execution shall also act as your representation that the execution of this letter agreement has been authorized by all required corporate action, that this letter agreement constitutes the valid and binding obligation of the Borrower, is enforceable in accordance with its terms and that no material adverse change in the financial condition of the Borrower has occurred and the Borrower's reaffirmation of its grant to BACC of a lien on the Collateral.

     Except as herein set forth, the Loan Agreement and all other Loan Documents shall remain in full force and effect. Our agreement as aforesaid is subject to your written agreement with the terms hereof by signing and returning a copy hereof where so indicated below along with the enclosed Modified and Restated Revolving Credit Master Promissory Note, and by the written consent of guarantor where so indicated below.

                                      BUSINESS ALLIANCE CAPITAL CORP.


                                      By: /s/ William F. Seibold
                                          -------------------------------
                                             Name:  William F. Seibold
                                             Title: Senior Vice President

Agreed to:

Windswept Environmental Group, Inc.


By: /s/ Michael O'Reilly
    ---------------------------------------
Name:  Michael O'Reilly
Title: President


Trade-Winds Environmental Restoration, Inc.


By: /s/ Michael O'Reilly
    ---------------------------------------
Name:  Michael O'Reilly
Title: President


North Atlantic Laboratories, Inc.


By: /s/ Michael O'Reilly
    ---------------------------------------
Name:  Michael O'Reilly
Title: Vice President


New York Testing Laboratories, Inc.


By: /s/ Michael O'Reilly
    ---------------------------------------
Name:  Michael O'Reilly
Title: Vice President


     The undersigned, guarantor of the Liabilities of the Borrower to BACC, hereby consents to the above letter and agrees that same shall not affect his Individual Guaranty dated as of June 1, 1998, which guaranty remains in full force and effect.



                                           /s/ Michael O'Reilly
                                           -------------------------
                                           Michael O'Reilly